Templeton Global Bond Fund

Auditors
McGludrey & Pullen, LLP
555 Fifth Avenue
New York, New York  10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida  33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Global Bond Fund, which contains more complete information including charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



[RECYCLE LOGO]               TL406 A96 10/96

TEMPLETON
GLOBAL
BOND
FUND

Annual Report
August 31, 1996


                           [FRANKLIN TEMPLETON LOGO]

TEMPLETON GLOBAL BOND FUND

YOUR FUND'S OBJECTIVE:

The Templeton Global Bond Fund seeks current income, with capital appreciation and growth of income, through a flexible policy of investing primarily in a portfolio of debt securities of companies, governments and government agencies of various nations throughout the world. The Fund also may invest in preferred stock, common stocks which pay dividends, and income-producing securities convertible into common stock of such companies.

October 15, 1996
Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Global Bond Fund, formerly known as the Templeton Income Fund, which covers the 12 months ended August 31, 1996.* Although global bond markets were subject to considerable interest rate and currency volatility throughout the fiscal year, they generally performed well.

In North America, U.S. economic growth slowed during the first half of the reporting period, but rebounded strongly during the latter half. As the U.S. economy gained strength, interest rates rose, and the 10-year Treasury bond's yield climbed from 6.28% on August 31, 1995 to 6.94% on August 31, 1996. Canada's economy followed a similar growth pattern, but did not rise as significantly, and Canadian bond yields were not as dramatically affected.

*ON MAY 15, 1996, THE FUND'S NAME WAS CHANGED TO THE TEMPLETON GLOBAL BOND FUND, AS MENTIONED IN OUR FEBRUARY 29, 1996 SEMI-ANNUAL REPORT.

In Europe, unemployment was higher and economic growth was weaker than in the U.S. Although the growth rate improved toward the end of the period, many investors appeared to believe that inflation was under control and that, therefore, European Central Banks would not need to raise interest rates. Steady progress toward the European Monetary Union (EMU) was an important influence on European bond markets. Efforts to meet standards for membership in the EMU have led to improved fiscal and monetary policies and lower interest rates in many European countries. During the reporting period, Italy and Spain, in particular, benefited from falling interest rates, which reduced pressure on their currencies and diminished the carrying costs of their large debts. Consequently, their bond markets were among the strongest in Europe.

In the Pacific Rim region, Australia's bond market strengthened due to improved economic fundamentals and moderate inflation. Japanese debt securities rose dramatically in price during the period, as Japanese authorities lowered interest rates in order to stimulate domestic economic activity. These lower interest rates, however, also lessened international demand for the Japanese yen and it declined significantly relative to the U.S. dollar. From the perspective of a U.S. dollar-based investor, the decline in the value of a Japanese bond due to the depreciation of the yen was greater than its price increase. Therefore, the net return of these bonds to dollar-based investors was unattractive relative to returns available in most of the world's other bond markets.

TEMPLETON GLOBAL BOND FUND

Geographic Distribution of Issuers of Securities
Based on Total Net Assets
8/31/96

Europe                  41.4%
Canada                   9.8%
Australia                9.1%
United States           29.2%
Latin America            6.9%
Asia                     3.6%

Bond prices in emerging market countries were strongly influenced by improving economic conditions in the U.S. The expanding U.S. economy fueled demand for products of emerging market nations, which, we believe, made it easier for emerging market debt obligations to be serviced.

In our view, another important factor affecting global bond markets was the rise in value of the U.S. dollar. Because of increased U.S. economic activity and sluggish European and Japanese economies, interest rates rose higher in the U.S. than in Europe or Japan. As a result, many investors were attracted to U.S. dollar-denominated debt securities, and the U.S. dollar rose for much of the period, which diminished the returns available in foreign-currency bond markets.

Responding to these conditions, we adopted three strategies. First, we positioned the Fund's average maturity in anticipation of higher U.S. interest rates. Because we believed that interest rates would rise in the U.S., we sold longer-maturity U.S. bonds and focused on shorter-maturities to help reduce interest-rate risk. Second, we decreased our exposure to bonds denominated in foreign currencies because we believed that most of these currencies were likely to depreciate versus the U.S. dollar over the course of the period. Third, we shifted Fund assets from Germany and France to Italy, Spain, Sweden and the United Kingdom because we felt that the fiscal policies of these countries would generate higher returns than those available in the German and French markets.

TEMPLETON GLOBAL BOND FUND

Portfolio Breakdown on 8/31/96
Based on Total Net Assets

Government Bonds                          84.9%

Corporate Bonds                            4.4%

Common Stocks                              5.3%

Preferred Stocks                           1.2%

Short-Term Obligations & Other Net Assets  4.2%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 11 OF THIS REPORT.

On August 31, 1996, approximately 89.3% of the Fund's portfolio was invested in bonds, 6.5% in equities, and the remaining 4.2% in short-term obligations and other net assets. The portfolio consisted primarily of investment-grade securities, as rated by one of the nationally recognized rating services, or of non-rated securities we judged to be equivalent in quality. At the end of the period, about 82.5% of the debt securities in the Fund's portfolio were rated AA or higher, 7.5% were A or BBB, and 10.0% were below investment grade. The lower-rated bonds represented obligations of Argentina, Venezuela, Indonesia, Mexico, and Colombia.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period.

Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Looking forward, we are optimistic about global bond markets. In our opinion, worldwide inflation levels should remain stable in the near future, and deflationary trends in Europe and Japan may result in lower interest rates around the world. The combination of these factors could lead to improving bond markets in most developing countries and in European nations currently exhibiting slow economic growth. However, it is important to remember that there are special risks involved with global investing such as risks related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with developing markets and their relatively small size and lesser liquidity.

We thank you for your participation in the Templeton Global Bond Fund and look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Thomas Latta
---------------------------
Thomas Latta
Portfolio Manager
Templeton Global Bond Fund

PERFORMANCE SUMMARY
CLASS I

The Templeton Global Bond Fund Class I shares reported a total return of 11.44% for the one-year period ended August 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 6, the Fund delivered a cumulative total return of more than 121% since its inception on September 18, 1986.

During the reporting period, the price of the Fund's Class I shares, as measured by net asset value, increased $0.44, from $9.32 on August 31, 1995 to $9.76 on August 31, 1996, and shareholders received distributions of 58 cents ($0.58) per share in dividend income and return of capital totaling 2 cents (0.02) per share. Of course, past performance is not predictive of future results, and dividends will vary depending on income earned by the Fund.

The graph on page 6 shows how a $10,000 investment in the Fund since its inception has kept your purchasing power well ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance during the same period with the performance of the unmanaged Salomon Brothers World Government Bond Index. Please remember that the Fund's performance differs from that of an index because, among other things, an index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and past performance is not predictive of future results.

TEMPLETON GLOBAL BOND FUND - CLASS I
Total Return Index Comparison
$10,000 Investment (9/18/86-8/31/96)

                              Global Bond Class 1

Date                Total Value                   SB WGB                 CPI
9/18/86              $ 9,579                     $10,000               $10,000
9/1/86                 9,579                       9,920                10,018
10/1/86                9,598                       9,834                10,027
11/1/86                9,713                      10,015                10,036
12/1/86                9,887                      10,196                10,045
1/1/87                10,265                      10,502                10,109
2/1/87                10,382                      10,667                10,145
3/1/87                10,500                      10,913                10,191
4/1/87                10,361                      11,039                10,246
5/1/87                10,352                      10,929                10,282
6/1/87                10,482                      10,842                10,318
7/1/87                10,492                      10,626                10,345
8/1/87                10,714                      10,787                10,399
9/1/87                10,561                      10,483                10,453
10/1/87               10,316                      11,189                10,481
11/1/87               10,481                      11,577                10,490
12/1/87               10,721                      12,074                10,490
1/1/88                10,774                      12,009                10,517
2/1/88                10,933                      12,113                10,545
3/1/88                11,072                      12,330                10,590
4/1/88                11,061                      12,270                10,645
5/1/88                11,062                      12,154                10,681
6/1/88                11,028                      11,889                10,727
7/1/88                11,050                      11,817                10,772
8/1/88                10,956                      11,684                10,817
9/1/88                11,145                      11,986                10,890
10/1/88               11,412                      12,540                10,926
11/1/88               11,553                      12,731                10,935
12/1/88               11,479                      12,602                10,953
1/1/89                11,713                      12,418                11,008
2/1/89                11,569                      12,426                11,053
3/1/89                11,627                      12,254                11,117
4/1/89                11,755                      12,415                11,189
5/1/89                11,696                      12,153                11,253
6/1/89                11,814                      12,398                11,280
7/1/89                12,177                      12,962                11,307
8/1/89                12,201                      12,526                11,325
9/1/89                12,286                      12,764                11,362
10/1/89               12,310                      12,871                11,416
11/1/89               12,323                      12,989                11,444
12/1/89               12,460                      13,147                11,462
1/1/90                12,315                      12,974                11,580
2/1/90                12,271                      12,774                11,634
3/1/90                12,246                      12,647                11,698
4/1/90                12,181                      12,608                11,717
5/1/90                12,511                      13,027                11,744
6/1/90                12,792                      13,265                11,807
7/1/90                13,206                      13,680                11,852
8/1/90                13,252                      13,574                11,961
9/1/90                13,259                      13,726                12,062
10/1/90               13,453                      14,338                12,134
11/1/90               13,567                      14,576                12,161
12/1/90               13,692                      14,720                12,161
1/1/91                13,948                      15,088                12,234
2/1/91                14,051                      15,093                12,252
3/1/91                13,735                      14,545                12,271
4/1/91                13,990                      14,769                12,289
5/1/91                14,090                      14,749                12,326
6/1/91                13,947                      14,595                12,362
7/1/91                14,077                      14,907                12,380
8/1/91                14,369                      15,196                12,416
9/1/91                14,897                      15,790                12,471
10/1/91               15,104                      15,956                12,489
11/1/91               15,104                      16,205                12,526
12/1/91               15,733                      17,048                12,534
1/1/92                15,446                      16,744                12,553
2/1/92                15,356                      16,650                12,598
3/1/92                15,264                      16,474                12,663
4/1/92                15,449                      16,593                12,680
5/1/92                15,899                      17,102                12,698
6/1/92                16,368                      17,581                12,744
7/1/92                16,761                      17,990                12,771
8/1/92                16,791                      18,494                12,806
9/1/92                16,139                      18,679                12,842
10/1/92               16,299                      18,171                12,887
11/1/92               16,137                      17,882                12,905
12/1/92               16,223                      17,989                12,896
1/1/93                16,341                      18,302                12,959
2/1/93                16,647                      18,663                13,005
3/1/93                16,954                      18,950                13,050
4/1/93                17,262                      19,350                13,087
5/1/93                17,367                      19,544                13,105
6/1/93                17,245                      19,503                13,123
7/1/93                17,351                      19,557                13,123
8/1/93                17,633                      20,146                13,160
9/1/93                17,580                      20,386                13,188
10/1/93               17,847                      20,351                13,242
11/1/93               17,506                      20,207                13,251
12/1/93               17,902                      20,378                13,251
1/1/94                18,392                      20,541                13,287
2/1/94                17,936                      20,408                13,332
3/1/94                17,274                      20,379                13,377
4/1/94                17,219                      20,402                13,396
5/1/94                17,125                      20,222                13,406
6/1/94                16,863                      20,513                13,451
7/1/94                17,070                      20,677                13,487
8/1/94                17,241                      20,605                13,541
9/1/94                17,184                      20,753                13,578
10/1/94               17,376                      21,085                13,587
11/1/94               17,260                      20,795                13,605
12/1/94               17,260                      20,853                13,605
1/1/95                17,300                      21,291                13,660
2/1/95                17,576                      21,836                13,714
3/1/95                17,715                      23,133                13,759
4/1/95                18,134                      23,561                13,805
5/1/95                18,716                      24,225                13,832
6/1/95                18,756                      24,368                13,860
7/1/95                18,958                      24,427                13,860
8/1/95                19,061                      23,586                13,896
9/1/95                19,429                      24,112                13,924
10/1/95               19,779                      24,291                13,970
11/1/95               19,966                      24,565                13,960
12/1/95               20,403                      24,823                13,950
1/1/96                20,487                      24,518                14,033
2/1/96                20,339                      24,393                14,078
3/1/96                20,382                      24,359                14,151
4/1/96                20,487                      24,261                14,206
5/1/96                20,615                      24,266                14,233
6/1/96                20,895                      24,458                14,242
7/1/96                20,959                      24,927                14,269
8/1/96                21,241                      25,024                14,296

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

3. SOURCE:  U.S. BUREAU OF LABOR STATISTICS.



TEMPLETON GLOBAL BOND FUND - CLASS I

Periods Ended 8/31/96

                                          Since
                                          Inception
                      One-Year  Five-Year (9/18/86)
Cumulative
Total Return(1)        11.44%    47.83%   121.75%

Average Annual
Total Return(2)         6.74%     7.18%     7.86%

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS, AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS, AND INCLUDES THE CURRENT, MAXIMUM 4.25% INITIAL SALES CHARGE.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS WHEN PAID. PRIOR TO JULY 1, 1994, FUND SHARES WERE OFFERED AT A HIGHER INITIAL SALES CHARGE. THUS, ACTUAL TOTAL RETURN TO PURCHASERS OF SHARES DURING THAT PERIOD WOULD HAVE BEEN SOMEWHAT LOWER THAN NOTED ABOVE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC AND POLITICAL CLIMATES IN COUNTRIES IN WHICH INVESTMENTS ARE MADE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

Under section 854(b)(2) of the Internal Revenue Code, the Templeton Global Bond Fund hereby designates 3.02% of its ordinary income dividends paid by the Fund during the fiscal year ended August 31, 1996, as income qualifying for the corporate dividends received deduction.

PERFORMANCE SUMMARY
CLASS II

The Templeton Global Bond Fund Class II shares reported a total return of 11.20% for the one-year period ended August 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include the initial sales charge.

During the reporting period, the price of the Fund's Class II shares, as measured by net asset value, increased $0.46, from $9.31 on August 31, 1995 to $9.77 on August 31, 1996. During this time, shareholders received distributions of 53.95 cents ($0.5395) per share in dividend income and return of capital totaling 2 cents (0.02) per share. Of course, past performance is not predictive of future results, and dividends will vary depending on income earned by the Fund.

The graph on page 8 shows how a $10,000 investment in the Fund since its inception has kept your purchasing power well ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance during the same period with the performance of the unmanaged Salomon Brothers World Government Bond Index. Please remember that the Fund's performance differs from that of an index because, among other things, an index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and past performance is not predictive of future results.

TEMPLETON GLOBAL BOND FUND-CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95-8/31/96)

                              Global Bond Class 2

Date                Total Value                   SB WGB                 CPI
5/1/95               $ 9,902                     $10,000               $10,000
5/31/95               10,209                      10,282                10,020
6/30/95               10,229                      10,343                10,040
7/31/95               10,337                      10,367                10,040
8/31/95               10,377                      10,011                10,066
9/30/95               10,585                      10,234                10,086
10/31/95              10,772                      10,310                10,120
11/30/95              10,869                      10,426                10,112
12/31/95              11,103                      10,536                10,105
1/31/96               11,156                      10,406                10,165
2/29/96               11,084                      10,353                10,198
3/31/96               11,103                      10,339                10,251
4/30/96               11,145                      10,297                10,291
5/31/96               11,199                      10,299                10,310
6/30/96               11,347                      10,381                10,316
7/31/96               11,379                      10,580                10,336
8/31/96               11,440                      10,621                10,356

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

3. SOURCE: U.S. BUREAU OF LABOR STATISTICS.


TEMPLETON GLOBAL BOND FUND - CLASS II

Periods Ended 8/31/96

                                             Since
                                           Inception
                                  One-Year  (5/1/95)
Cumulative
Total Return(1)                     11.20%   16.53%

Average Annual
Total Return(2)                      9.14%   10.59%

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS. IT DOES NOT INCLUDE SALES CHARGES.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS. IT INCLUDES THE 1.0% INITIAL SALES CHARGE AND THE 1.0% CONTINGENT DEFERRED SALES CHARGE, APPLICABLE TO SHARES REDEEMED WITHIN THE FIRST 18 MONTHS OF INVESTMENT.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS WHEN PAID. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES IN COUNTRIES IN WHICH INVESTMENTS ARE MADE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

Under section 854(b)(2) of the Internal Revenue Code, the Templeton Global Bond Fund hereby designates 3.02% of its ordinary income dividends paid by the Fund during the fiscal year ended August 31, 1996, as income qualifying for the corporate dividends received deduction.

TEMPLETON GLOBAL BOND FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the year)

                                                                                    YEAR ENDED AUGUST 31
                                                                    ---------------------------------------------------
                                                                    1996        1995       1994+        1993        1992
                                                                  --------    --------    --------    --------    --------
Net asset value, beginning of year                                $   9.32    $   9.05    $   9.96    $  10.55    $   9.81
                                                                  --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                                               .69         .73         .72         .82         .83
   Net realized and unrealized gain (loss)                             .35         .17        (.91)       (.35)        .75
                                                                  --------    --------    --------    --------    --------
Total from investment operations                                      1.04         .90        (.19)        .47        1.58
                                                                  --------    --------    --------    --------    --------
Distributions:
   Dividends from net investment income                               (.58)       (.54)       (.53)       (.76)       (.84)
   Distributions from net realized gains                                --          --        (.07)       (.30)         --
   Tax basis return of capital                                        (.02)       (.09)       (.12)         --          --
                                                                  --------    --------    --------    --------    --------
Total distributions                                                   (.60)       (.63)       (.72)      (1.06)       (.84)
                                                                  --------    --------    --------    --------    --------
Change in net asset value                                              .44         .27        (.91)       (.59)        .74
                                                                  --------    --------    --------    --------    --------
Net asset value, end of year                                      $   9.76    $   9.32    $   9.05    $   9.96    $  10.55
                                                                  ========    ========    ========    ========    ========
TOTAL RETURN*                                                       11.44%      10.43%     (2.01)%       5.00%      16.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                     $185,596    $191,301    $205,482    $206,667    $179,799
Ratio of expenses to average net assets                              1.13%       1.18%       1.18%       1.01%       0.98%
Ratio of net investment income to average net assets                 7.09%       7.99%       7.50%       8.45%       8.14%
Portfolio turnover rate                                            109.40%     101.12%     139.23%     266.93%     233.93%

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.
 + BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

TEMPLETON GLOBAL BOND FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                                       FOR THE PERIOD
                                                                                                        MAY 1, 1995+
                                                                                     YEAR ENDED           THROUGH
                                                                                  AUGUST 31, 1996     AUGUST 31, 1995
                                                                                  ----------------    ----------------
Net asset value, beginning of period                                                  $   9.31            $   9.05
                                                                                      --------            --------
Income from investment operations:
   Net investment income                                                                   .61                 .21
   Net realized and unrealized gain                                                        .41                 .24
                                                                                      --------            --------
Total from investment operations                                                          1.02                 .45
                                                                                      --------            --------
Distributions:
   Dividends from net investment income                                                   (.54)               (.15)
   Tax basis return of capital                                                            (.02)               (.04)
                                                                                      --------            --------
Total distributions                                                                       (.56)               (.19)
                                                                                      --------            --------
Change in net asset value                                                                  .46                 .26
                                                                                      --------            --------
Net asset value, end of period                                                        $   9.77            $   9.31
                                                                                      ========            ========
TOTAL RETURN*                                                                           11.20%               5.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                       $  6,563            $  2,043
Ratio of expenses to average net assets                                                  1.56%               1.57%**
Ratio of net investment income to average net assets                                     6.69%               7.47%**
Portfolio turnover rate                                                                109.40%             101.12%

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF OFFERING OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Investment Portfolio, August 31, 1996

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY  *   COUNTRY                                      ISSUE                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
BONDS--CORPORATE: 4.4%
-------------------------------------------------------------------------------------------------------------------------
      2,000,000         U.S.      Banco de Galicia y Buenos Aires SA, 9.00%, 11/01/03                        $  1,770,000
      4,000,000         U.S.      Compania Sud Americana de Vapores SA, 7.375%, 12/08/03                        3,770,000
      2,250,000         U.S.      PIV Investment Finance (Cayman) Ltd., 4.50%, conv., 12/01/00                  1,912,500
      1,000,000         U.S.      Pohang Iron & Steel, 6.625%, 7/01/03                                            947,850
                                                                                                             ------------
TOTAL BONDS--CORPORATE (cost $8,708,491)                                                                        8,400,350
-------------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 84.9%
-------------------------------------------------------------------------------------------------------------------------
  9,195,000,000         Itl.      Buoni Poliennali del Tes, 9.50%, 12/01/97                                     6,140,241
  3,950,000,000         Itl.      Buoni Poliennali del Tes, 8.50%, 8/01/99                                      2,611,859
  6,040,000,000         Itl.      Buoni Poliennali del Tes, 10.50%, 11/01/00                                    4,233,415
      1,973,000         U.S.      Essar Gujarat Ltd., 8.099%, FRN, 7/15/99, 144A                                1,908,877
     15,590,000         Aus.      Government of Australia, 7.00%, 4/15/00                                      12,192,521
                                  Government of Canada:
      6,350,000         Can.         8.50%, 4/01/02                                                             4,995,763
      4,000,000         Can.         8.00%, 6/01/23                                                             2,945,884
                                  Government of Denmark:
     10,238,000         Dem.         9.00%, 11/15/98                                                            1,941,801
     20,769,000         Dem.         8.00%, 5/15/03                                                             3,865,816
                                  Government of Italy:
  3,265,000,000         Itl.         12.00%, 1/01/97                                                            2,170,474
  4,000,000,000         Itl.         12.00%, 1/20/98                                                            2,764,681
  3,005,000,000         Itl.         11.60%, 8/01/99                                                            2,011,353
    555,000,000         Itl.         10.50%, 7/15/00                                                              388,520
                                  Government of Spain:
    400,000,000          Sp.         11.60%, 1/15/97                                                            3,238,506
    931,870,000          Sp.         12.25%, 3/25/00                                                            8,423,494
    374,300,000          Sp.         11.30%, 1/15/02                                                            3,366,383
                                  Kingdom of Denmark:
     21,980,000         Dem.         9.00%, 11/15/00                                                            4,275,704
     21,472,000         Dem.         8.00%, 11/15/01                                                            4,036,090
                        Sek.      Kingdom of Sweden, 13.00%, 6/15/01                                            3,842,364
                                  Province of British Columbia:
      3,000,000         Can.         7.75%, 6/16/03                                                             2,267,650
      5,000,000         Can.         8.50%, 8/23/13                                                             3,854,854
      2,000,000         U.S.      PT Astra International, 9.75%, 4/29/01                                        2,070,000
      3,000,000         Can.      Province of Ontario, 8.00%, 3/11/03                                           2,296,739
      3,000,000         Can.      Province of Quebec, 9.25%, 4/01/02                                            2,410,502
                                  Republic of Argentina:
      3,000,000         U.S.         8.375%, 12/20/03                                                           2,557,500
        905,000         U.S.         5.25%, 3/31/23                                                               485,306
     15,590,000         Aus.      Republic of Australia, 12.00%, 11/15/01                                       5,233,414
      2,500,000         Col.      Republic of Colombia, 7.25%, 2/23/04                                          2,281,250

TEMPLETON GLOBAL BOND FUND
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY *     COUNTRY                                      ISSUE                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES: (CONT.)
-------------------------------------------------------------------------------------------------------------------------
      7,545,000         Ger.      Republic of Germany, 8.00%, 7/22/02                                        $  5,682,267
      1,320,000         Irl.      Republic of Ireland, 6.25%, 10/18/04                                          1,976,930
                                  United Kingdom:
      2,280,000         U.K.         12.00%, 11/20/98                                                           3,958,024
      4,725,000         U.K.         9.50%, 10/25/04                                                            8,140,243
      2,380,000         U.K.         10.25%, 11/22/99                                                           4,059,255
        500,000         U.S.      United Mexican States, 9.75%, 2/06/01                                           504,375
      6,885,000         U.S.      U.S. Treasury Bond, 6.375%, 8/15/02                                           6,748,402
                                  U.S. Treasury Notes:
     21,895,000         U.S.          6.125%, 7/21/00                                                          21,491,256
     10,090,000         U.S.          6.25%, 8/31/00                                                            9,938,650
      2,500,000         U.S.      Venezuela Front Load Interest Reduction Bond, A, 3/31/07                      1,926,563
                                                                                                             ------------
TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost $164,615,366)                                             163,236,926
-------------------------------------------------------------------------------------------------------------------------

   NUMBER OF
   SHARES**
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 5.3%
-------------------------------------------------------------------------------------------------------------------------
        999,667         U.S.     +Acadia Partners LP                                                              998,267
         96,000         U.S.      American Health Properties Inc.                                               2,100,000
        108,000         U.S.      Long Island Lighting Co.                                                      1,863,000
         68,000         U.S.      Meditrust Inc.                                                                2,329,000
            333         U.S.     +Penobscot Partners LP                                                             3,665
         70,000         U.S.      Texas Utilities Electric Co.                                                  2,870,000
                                                                                                             ------------
TOTAL COMMON STOCKS (cost $10,160,740)                                                                         10,163,932
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 1.2%
-------------------------------------------------------------------------------------------------------------------------
          9,600         U.S.      American Health Properties Psychiatric Group, pfd.                              132,000
         91,700         U.S.      Santander Finance Ltd., B, pfd.                                               2,154,950
                                                                                                             ------------
TOTAL PREFERRED STOCKS (cost $2,218,671)                                                                        2,286,950
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL BOND FUND
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*       COUNTRY                                      ISSUE                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.7%
-------------------------------------------------------------------------------------------------------------------------
        260,000         U.S.      Federal Home Loan Mortgage Corp. 6.00%, 9/03/96                            $    260,000
        175,000         U.S.      Federal National Mortgage Association, 5.25%, 9/11/96                           174,790
        696,000         U.S.      Generale Bank, 5.125%, 9/03/96                                                  696,000
      2,096,000         U.S.      U.S. Treasury Bills, 4.91% to 5.08% with maturities to 12/12/96               2,088,606
                                                                                                             ------------
TOTAL SHORT TERM OBLIGATIONS (cost $3,218,468)                                                                  3,219,396
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 97.5% (cost $188,921,736)                                                                  187,307,554
UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS                                                                      20,350
OTHER ASSETS, LESS LIABILITIES: 2.5%                                                                            4,831,038
                                                                                                             ------------
TOTAL NET ASSETS: 100.0%                                                                                     $192,158,942
                                                                                                             ============

 * CURRENCY OF COUNTRIES INDICATED.
** COUNTRY OF ORIGIN INDICATED.
 + NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      (identified cost $188,921,736)         $187,307,554
   Cash                                            25,362
   Receivables:
      Fund shares sold                            904,396
      Interest and dividends                    4,333,081
   Unrealized gains in forward exchange
      contracts (Note 5)                           58,979
                                             ------------
         Total assets                         192,629,372
                                             ------------
Liabilities:
   Payable for fund shares redeemed               181,048
   Unrealized loss in forward
      exchange contracts (Note 5)                  38,629
   Accrued expenses                               250,753
                                             ------------
         Total liabilities                        470,430
                                             ------------
Net assets, at value                         $192,158,942
                                             ============
Net assets consist of:
   Net unrealized depreciation               $ (1,568,842)
   Accumulated net realized loss               (3,351,051)
   Net capital paid in on shares of
      beneficial interest                     197,078,835
                                             ------------
Net assets, at value                         $192,158,942
                                             ============
Class I
   Net asset value per share
      ($185,596,462 / 19,015,037
      shares outstanding)                    $       9.76
                                             ============
   Maximum offering price
      ($9.76 / 95.75%)                       $      10.19
                                             ============
Class II
   Net asset value per share
      ($6,562,480 / 671,960
      shares outstanding)                    $       9.77
                                             ============
   Maximum offering price
      ($9.77 / 99.00%)                       $       9.87
                                             ============

STATEMENT OF OPERATIONS
for the year ended August 31, 1996


Investment Income
   (net of $303,470
   foreign taxes withheld):
   Interest                       $15,184,186
   Dividends                          725,468
                                  -----------
         Total income                                    $15,909,654
Expenses:
   Management fees (Note 3)           968,182
   Administrative fees (Note 3)       278,143
   Distribution fees (Note 3)
      Class I shares                  418,096
      Class II shares                  25,585
   Transfer agent fees (Note 3)       248,000
   Custodian fees                      37,136
   Reports to shareholders            126,000
   Audit fees                          34,500
   Legal fees (Note 3)                 10,000
   Registration and filing fees        35,900
   Trustees' fees and expenses         16,500
   Other                                  583
                                  -----------
      Total expenses                                       2,198,625
                                                         -----------
         Net investment income                            13,711,029
Realized and unrealized gain
  (loss):
   Net realized gain (loss) on:
      Investments                     948,102
      Foreign currency
         transactions including
         currency options          (1,111,717)
                                  -----------
                                     (163,615)
                                  -----------
   Net unrealized appreciation
      on:
      Investments                   7,472,895
      Foreign currency
         translations of other
         assets and liabilities        55,648
                                  -----------
                                    7,528,543
                                  -----------
            Net realized and
               unrealized gain                              7,364,928
                                                          -----------
Net increase in net assets
   resulting from operations                              $21,075,957
                                                          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1996 and 1995

                                                                                               1996            1995
                                                                                           ------------    ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                                $ 13,711,029    $ 15,815,724
      Net realized loss from security and foreign currency transactions                        (163,615)     (6,288,764)
      Net unrealized appreciation                                                             7,528,543       9,899,060
                                                                                           ------------    ------------
         Net increase in net assets resulting from operations                                21,075,957      19,426,020
   Distributions to shareholders:
      From net investment income
         Class I                                                                            (11,385,814)    (11,763,904)
         Class II                                                                              (224,274)        (15,280)
      Tax basis return of capital
         Class I                                                                               (377,284)     (1,970,755)
         Class II                                                                                (7,432)         (4,562)
   Capital share transactions (Note 2)
         Class I                                                                            (14,645,026)    (19,854,728)
         Class II                                                                             4,379,078       2,044,452
                                                                                           ------------    ------------
            Net decrease in net assets                                                       (1,184,795)    (12,138,757)
Net assets:
   Beginning of year                                                                        193,343,737     205,482,494
                                                                                           ------------    ------------
   End of year                                                                             $192,158,942    $193,343,737
                                                                                           ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund), formerly Templeton Income Fund, is a separate series of Templeton Income Trust (the Trust), a Massachusetts Business Trust, which is an open-end, non-diversified management investment company, registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income through a flexible policy of investing in debt securities, governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest,

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

E. FUTURES CONTRACTS:

The Fund may enter into futures contracts and options written on futures contracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on exchanges are maintained by the Fund's custodian in segregated accounts. Variation margin payments are made or received on futures as appreciation or depreciation in the contracts occurs each week.

F. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I and Class II Shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At August 31, 1996, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 CLASS I
                                                           ---------------------------------------------------
                                                                 YEAR ENDED                    YEAR ENDED
                                                              AUGUST 31, 1996               AUGUST 31, 1995
                                                          ------------------------      ------------------------
                                                           SHARES         AMOUNT         SHARES         AMOUNT
                                                         ---------     -----------     ---------     -----------
         Shares sold                                      3,539,465    $ 34,194,502     3,800,472    $ 34,199,533
         Shares issued on reinvestment of distributions     841,801       8,104,725     1,045,727       9,400,075
         Shares redeemed                                 (5,902,799)    (56,944,253)   (7,025,706)    (63,454,336)
                                                         ----------    ------------    ----------    ------------
         Net decrease                                    (1,521,533)   $(14,645,026)   (2,179,507)   $(19,854,728)
                                                         ==========    ============    ==========    ============

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

                                                                                    CLASS II
                                                                  --------------------------------------------
                                                                                              FOR THE PERIOD
                                                                                                MAY 1, 1995
                                                                      YEAR ENDED                  THROUGH
                                                                    AUGUST 31, 1996           AUGUST 31, 1995
                                                                 ---------------------      -------------------
                                                                 SHARES       AMOUNT       SHARES       AMOUNT
                                                                --------    ----------     -------    ----------
         Shares sold                                             584,301    $ 5,648,608    243,599    $2,270,114
         Shares issued on reinvestment of distributions           18,544        179,041      1,611        14,937
         Shares redeemed                                        (150,240)    (1,448,571)   (25,855)     (240,599)
                                                                ----------  ------------   ---------- ------------
         Net increase                                            452,605    $ 4,379,078    219,355    $2,044,452
                                                                ==========  ============   ========== ============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on annual basis, to 0.50% of the average daily net assets of the Fund up to $200 million, reduced to 0.45% of such average daily net assets in excess of $200 million and further reduced to 0.40% of such average net assets in excess of $1.3 billion. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's average daily net assets, 0.135% of the next $500 million, and 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1996, FTD received net commissions of $21,650 and FTIS received fees of $248,000.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD monthly, for FTD's cost and expenses in connection with any activity which is primarily intended to result in sales of Fund shares, subject to a maximum of 0.25% and 0.65% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1996, unreimbursed expenses amounted to $3,416. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $1,894 were paid during the year ended August 31, 1996.

An officer of the Trust is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $10,000 for the year ended August 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996, aggregated $199,641,810 and $206,358,720, respectively. The cost of securities for federal income tax purposes is $188,923,525. Realized gains and losses are reported on an identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                               $ 3,319,342
           Unrealized depreciation                                                                (4,935,313)
                                                                                                 -----------
           Net unrealized depreciation                                                           $(1,615,971)
                                                                                                 ===========

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

5. FINANCIAL INSTRUMENTS

During the year ended August 31, 1996, the Fund has been a party to financial instruments with off-balance sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1996, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract:

            Unrealized gain on offsetting forward exchange contracts                             $ 58,979
            Unrealized loss on offsetting forward exchange contracts                              (38,629)
                                                                                                 --------
              Net unrealized gain on forward exchange contracts                                  $ 20,350
                                                                                                 ========

6. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis capital losses of $2,300,000 which may be carried over to offset future capital gains. Such losses expire in 2003.

TEMPLETON GLOBAL BOND FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Global Bond Fund -- Templeton Income Trust

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Global Bond Fund, a series of Templeton Income Trust, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Bond Fund as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                                 /s/ McGladrey & Pullen, LLP

                                                 [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

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

                                     NOTES
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

LITERATURE REQUEST
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For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                             INCOME

Franklin Global Health                    Franklin Adjustable Rate
 Care Fund                                 Securities Fund
Franklin Templeton                        Franklin Adjustable U.S.
 Japan Fund                                Government Securities Fund
Templeton Developing                      Franklin's AGE High
 Markets Trust                             Income Fund
Templeton Foreign Fund                    Franklin Investment Grade
Templeton Foreign Smaller                  Income Fund
 Companies Fund                           Franklin Short-Intermediate U.S.
Templeton Global                           Government Securities Fund
 Infrastructure Fund                      Franklin U.S. Government
Templeton Global                           Securities Fund
 Opportunities Trust                      Franklin Money Fund
Templeton Global                          Franklin Federal Money Fund
 Real Estate Fund
Templeton Global Smaller                  FOR NON-U.S. INVESTORS:
 Companies Fund
Templeton Greater                         Franklin Tax-Advantaged
 European Fund                             High Yield Securities Fund
Templeton Growth Fund                     Franklin Tax-Advantaged
Templeton Latin America                    International Bond Fund
 Fund                                     Franklin Tax-Advantaged U.S.
Templeton Pacific                          Government Securities Fund
 Growth Fund
Templeton World Fund                      FOR CORPORATIONS:

GLOBAL GROWTH AND INCOME                  Franklin Corporate Qualified
                                           Dividend Fund
Franklin Global Utilities Fund
Franklin Templeton German                 FRANKLIN FUNDS SEEKING
 Government Bond Fund                     TAX-FREE INCOME
Franklin Templeton
 Global Currency Fund                     Federal Intermediate-Term
Templeton Global Bond Fund                 Tax-Free Income Fund
Templeton Growth and                      Federal Tax-Free Income Fund
 Income Fund                              High Yield Tax-Free
                                           Income Fund
GLOBAL INCOME                             Insured Tax-Free Income Fund
                                          Puerto Rico Tax-Free
Franklin Global Government                 Income Fund
 Income Fund                              Tax-Exempt Money Fund
Franklin Templeton Hard
 Currency Fund                            FRANKLIN STATE-SPECIFIC
Franklin Templeton High                   FUNDS SEEKING
 Income Currency Fund                     TAX-FREE INCOME
Templeton Americas
 Government Securities Fund               Alabama
                                          Arizona*
GROWTH                                    Arkansas**
                                          California*
Franklin Blue Chip Fund                   Colorado
Franklin California Growth Fund           Connecticut
Franklin DynaTech Fund                    Florida*
Franklin Equity Fund                      Georgia
Franklin Gold Fund                        Hawaii**
Franklin Growth Fund                      Indiana
Franklin MidCap Growth Fund               Kentucky
Franklin Small Cap Growth Fund            Louisiana
                                          Maryland
GROWTH AND INCOME                         Massachusetts***
                                          Michigan*
Franklin Asset Allocation Fund            Minnesota***
Franklin Balance Sheet                    Missouri
 Investment Fund                          New Jersey
Franklin Convertible                      New York*
 Securities Fund                          North Carolina
Franklin Equity Income Fund               Ohio***
Franklin Income Fund                      Oregon
Franklin MicroCap Value Fund              Pennsylvania
Franklin Natural Resources Fund           Tennessee**
Franklin Real Estate                      Texas
 Securities Fund                          Virginia
Franklin Rising Dividends Fund            Washington**
Franklin Strategic Income Fund
Franklin Utilities Fund                   VARIABLE ANNUITIES
Franklin Value Fund
Templeton American Trust, Inc.            Franklin Valuemark(SM)
                                          Franklin Templeton
                                           Valuemark Income Plus
                                           (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.                            10/96.1